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                                                                   EXHIBIT 10.2



                           AMENDMENT NO. 2 AND WAIVER


     This AMENDMENT NO. 2 AND WAIVER ("Amendment") is made as of June 6, 1997 by and among DI INDUSTRIES, INC., a Texas corporation (the "Company"), DRILLERS, INC., a Texas corporation ("DI" and, with the Company the "Borrowers"), each of the Subsidiary Guarantors party thereto (the "Subsidiary Guarantors"), the lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders") and Bankers Trust Company, as Agent and Administrative Agent, and ING (US) Capital Corporation, as Co-Agent and Documentation Agent. This Amendment is made with reference to that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of December 31, 1996 by and among the Borrowers, the Subsidiary Guarantor, the Agent and the Co-Agent and Nordlandsbanken ASA, as a Lender (as amended to date, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     Whereas, the Borrowers, Subsidiary Guarantor, Agent, Co-Agent and the Lender entered into the Senior Secured Reducing Revolving Credit Agreement on December 31, 1996 (the "Initial Agreement"); and

     Whereas, the Borrowers, Subsidiary Guarantor, Agent, Co-Agent and the Lender have amended and restated the Initial Agreement by entering into an Amended and Restated Senior Secured Revolving Credit Agreement on April 30, 1997; and

     Whereas, the Borrowers, Subsidiary Guarantor, Agent, Co-Agent and the Lender desire to further amend and waive certain terms of the Credit Agreement as set forth below in order to accommodate the transactions described in the Company's Registration Statement under the Securities Act of 1933 on Form S-3 as filed with the Securities and Exchange Commission on June 6, 1997.

     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                       SECTION 1. AMENDMENTS AND WAIVERS

     1.1. Section 8 of the Credit Agreement is hereby amended by adding a new Section 8.04(j) as follows:


               "and (j) indebtedness evidenced by the Company's Senior Notes due 2007 in the aggregate principal amount of $150,000,000."


     1.2.      Section 8 of the Credit Agreement is hereby amended by deleting
Section 8.10 in its entirety and replacing it with the following:





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               "8.10. Interest Coverage Ratio. The Company will not permit the
               Interest Coverage Ratio to be (a) less than 2.5:1.0 prior to and including December 31, 1997 and (b) less than 3.0:1.0 thereafter."

          1.3. Section 10 of the Credit Agreement is hereby amended by deleting the definition of Change of Control Event in its entirety and replacing it with the following:

               "Change of Control Event" shall mean (a) the Company shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the capital stock of Drillers, Inc. and DI International, Inc. or (b) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Persons referenced in subsection (d) of this definition, shall have (A) acquired beneficial ownership of 30% or more on a fully diluted basis of the voting and/or economic interest in the company's capital stock or (B) obtained the power (whether or not exercised) to elect a majority of the Company's directors or
               (c) the Board of Directors of the Company shall cease to consist of a majority of Continuing Directors or (d) Norex Drilling Ltd., Somerset Drilling Associates, L.L.C., and Somerset Capital Partners shall cease to own or control at least 25% on a fully diluted basis of the voting interest in the capital stock of the Company.

          1.4. Section 10 of the Credit Agreement is hereby amended by deleting the definition of Foreign Cash Equivalents in its entirety and replacing it with the following:

               "Foreign Cash Equivalents" shall mean (a) dollar denominated certificates of deposit or bankers acceptances of any bank organized under the laws of the jurisdiction of incorporation of a Foreign Subsidiary, provided that a short-term commercial paper rating of such bank from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof, in each case with maturities of not more than twelve months from the date of acquisition, and (b) demand deposit operating accounts maintained in the ordinary course of business by the Company's Foreign Subsidiaries which are denominated in the currency of the jurisdiction where the financial institution holding such deposit is located."



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                      SECTION 2. RATIFICATION OF AGREEMENT

               2.1. To induce the Required Lenders to enter into this Amendment, each Borrower represents and warrants that after giving effect to this Amendment no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

               2.2. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Credit Documents are unchanged, and said agreements, as amended, shall remain in full and effect and are hereby confirmed and ratified.


                     SECTION 3. COUNTERPARTS; EFFECTIVENESS


               This Amendment may be executed in any number of counterparts, and all such counterparts taken together-shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by each of the Borrowers, the Subsidiary Guarantor and the Required Lenders.


                            SECTION 4. GOVERNING LAW

               THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


                     SECTION 5. ACKNOWLEDGMENT AND CONSENT
                            BY SUBSIDIARY GUARANTOR

          The Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under the Guarantee shall not be impaired or affected and the Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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         Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.


BANKERS TRUST COMPANY,                  DI INDUSTRIES, INC.,
   Individually and as Co-Agent            as Borrower


By: /s/ MARY JO JOLLY                   By:   /s/ T. SCOTT O'KEEFE
   --------------------------------          ---------------------------------
Title: Assistant Vice President         Title: Senior Vice President
      -----------------------------            -------------------------------


ING (US) CAPITAL CORPORATION,           DRILLERS, INC.,
    Individually and as Co-Agent           as Borrower


By: /s/ FRANK FERRARA                   By:  /s/ T. SCOTT O'KEEFE
   --------------------------------          ---------------------------------
Title:  Senior Associate                Title: Senior Vice President
      -----------------------------            -------------------------------


                                        DI INTERNATIONAL, INC.,
                                           as Guarantor


                                        By:  /s/ T. SCOTT O'KEEFE
                                             ---------------------------------
                                        Title: Senior Vice President
                                               -------------------------------


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